                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                   -----------------------------------------

                                   FORM 8-K


                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)         01/15/98


      The Money Store Inc. (as Representative under a Pooling and Servicing Agreement dated as of August 31, 1997 providing for the issuance of TMS SBA Loan-Backed Adjustable Rate Certificates, Series 1997-1, Class A and Class B), The Money Store Investment Corporation, The Money Store Commercial Mortgage Inc. and The Money Store of New York, Inc.



                              The Money Store, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



      New Jersey                333-20817                 Applied For
      ----------                ---------                 -----------

      State or other           (Commission               (IRS Employer
      jurisdiction of          File Number)              ID Number)
      incorporation)


      2840  Morris  Avenue,  Union,  New  Jersey            07083
      -----------------------------------------------------------
      (Address of principal executive officer)


      Registrant's Telephone Number,
      including area code:                        908-686-2000
                                                  ---------------


                                n/a
      -----------------------------------------------------------
      (Former name or former address, if changed since last report)

         Item 5    Other Events
                   ------------



     Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to Remittance Date of: 01/15/98

                             SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                    THE MONEY STORE INC.
                                    THE MONEY STORE INVESTMENT CORPORATION
                                    THE MONEY STORE COMMERCIAL MORTGAGE INC.
                                    THE MONEY STORE OF NEW YORK INC.




                                    By: /s/ Harry Puglisi
                                    --------------------------------
                                      Name:  Harry Puglisi
                                      Title:  Treasurer



Dated:       01/31/98

                            SERVICER'S CERTIFICATE


     IN ACCORDANCE WITH SECTION 6.09 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF AUGUST 31, 1997, THE MONEY STORE INVESTMENT CORPORATION REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1997-1 FOR THE JANUARY 12, 1998 DETERMINATION DATE

1.   AVAILABLE FUNDS                                                                    $4,829,108.52


2.   (A)  AGGREGATE CLASS A CERTIFICATE
          PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH                             129,493,693.04

     (B)  AGGREGATE CLASS B CERTIFICATE
          PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH                               9,746,837.12

     (C)  AGGREGATE POOL PRINCIPAL BALANCE
          AS REPORTED IN THE PRIOR MONTH                                               123,315,614.37

3.   PRINCIPAL PREPAYMENTS RECEIVED DURING
     DUE PERIOD
     (A)  NUMBER OF ACCOUNTS                                                                        3

     (B)  DOLLARS                                                                          183,629.96


4.   PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
     BY CURTAILMENTS RECEIVED DURING THE DUE PERIOD                                          3,664.09


5.   PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
     BY ALL EXCESS AND MONTHLY PAYMENTS IN RESPECT OF
     PRINCIPAL RECEIVED DURING THE DUE PERIOD                                              395,925.17


6.   AGGREGATE AMOUNT OF INTEREST RECEIVED NET OF THE FTA's
     FEE, PREMIUM PROTECTION FEE, ADDITIONAL FEE AND PORTION
     PAYABLE TO REGISTERED HOLDERS                                                       1,829,581.33


7.   (A)  AMOUNT OF MONTHLY ADVANCE                                                              0.00

     (B)  AMOUNT OF COMPENSATING INTEREST                                                    1,020.59


8.   DELINQUENCY AND FORECLOSURE INFORMATION
               (SEE EXHIBIT K)

9.  PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED BY
    REALIZED LOSSES ON A LIQUIDATED LOAN                                                                         0.00


10. (A)  CLASS A INTEREST DISTRIBUTION AMOUNT:
         (i)   ACCRUED INTEREST                                              674,446.20
         (ii)  SHORTFALL, IF ANY, ON A PRECEDING
               REMITTANCE DATE PLUS INTEREST                                       0.00
         (iii)  CLASS A INTEREST DISTRIBUTION AMOUNT
                ADJUSTMENT                                                      (474.70)
    ADJUSTED CLASS A INTEREST DISTRIBUTION AMOUNT                                                          673,971.50
                                                                                                           5.17643241
    (B)  CLASS B INTEREST DISTRIBUTION AMOUNT:
         (i)   ACCRUED INTEREST                                               54,663.60
         (ii)  SHORTFALL, IF ANY, ON A PRECEDING
               REMITTANCE DATE PLUS INTEREST                                       0.00
         (iii) CLASS B INTEREST DISTRIBUTION AMOUNT
               ADJUSTMENT                                                        (38.57)
    ADJUSTED CLASS B INTEREST DISTRIBUTION AMOUNT                                                           54,625.03
                                                                                                           5.57398265
    (C)  CLASS A PRINCIPAL DISTRIBUTION AMOUNT:
         (i)   UNGUARANTEED PERCENTAGE OF PAYMENTS
               AND OTHER RECOVERIES OF PRINCIPAL                             542,393.87
         (ii)  PRINCIPAL PORTION OF THE UNGUARANTEED
               INTEREST PURCHASED FOR BREACH OF
               WARRANTY AND RECEIVED BY THE TRUSTEE                                0.00
         (iii) SUBSTITUTION ADJUSTMENTS                                            0.00
         (iv)  UNGUARANTEED PERCENTAGE OF
               LOSSES THAT WERE LIQUIDATED                                         0.00
         (v)   UNGUARANTEED PERCENTAGE OF SBA LOAN
               DELINQUENT 24 MONTHS OR
               UNCOLLECTIBLE                                                       0.00
         (vi)  AMOUNT RELEASED FROM PRE-FUNDING ACCOUNT                          323.14
         (vii) RECALCULATED PRINCIPAL ADJUSTMENT                                   0.00
    TOTAL CLASS A PRINCIPAL DISTRIBUTION AMOUNT                                                            542,717.01
                                                                                                           4.16833341
    (D)  CLASS B PRINCIPAL DISTRIBUTION AMOUNT:
         (i)   UNGUARANTEED PERCENTAGE OF PAYMENTS
               AND OTHER RECOVERIES OF PRINCIPAL                              40,825.35
         (ii)  PRINCIPAL PORTION OF THE UNGUARANTEED
               INTEREST PURCHASED FOR BREACH OF
               WARRANTY AND RECEIVED BY THE TRUSTEE                                0.00
         (iii) SUBSTITUTION ADJUSTMENTS                                            0.00
         (iv)  UNGUARANTEED PERCENTAGE OF
               LOSSES THAT WERE LIQUIDATED                                         0.00
         (v)   UNGUARANTEED PERCENTAGE OF SBA LOAN
               DELINQUENT 24 MONTHS OR
               UNCOLLECTIBLE                                                       0.00
         (vi)  AMOUNT RELEASED FROM PRE-FUNDING ACCOUNT                           24.33
         (vii) RECALCULATED PRINCIPAL ADJUSTMENT                                   0.00
    TOTAL CLASS B PRINCIPAL DISTRIBUTION AMOUNT                                                             40,849.68

11.  (A)  AMOUNT AVAILABLE IN THE SPREAD ACCOUNT
          IN CASH AND FROM LIQUIDATION OF
          PERMITTED  INSTRUMENTS                                                      2,648,540.39

     (B)  TRANSFER FROM SPREAD ACCOUNT TO CERTIFICATE
          ACCOUNT PURSUANT TO SECTION 6.02(b)(i)                                              0.00


12.  (A)  AGGREGATE CLASS A CERTIFICATE PRINCIPAL
          BALANCE AFTER DISTRIBUTIONS TO BE MADE
          ON THE REMITTANCE DATE                                                    128,950,976.03
                                                                                      990.40688195
     (B)  AGGREGATE CLASS B CERTIFICATE PRINCIPAL
          BALANCE AFTER DISTRIBUTIONS TO BE MADE
          ON THE REMITTANCE DATE                                                      9,705,987.44
                                                                                      990.40688163
     (C)  POOL PRINCIPAL BALANCE AFTER DISTRIBUTIONS
          TO BE MADE ON THE REMITTANCE DATE                                         138,656,963.47
                                                                                      990.40688193

13.  (A)  EXCESS SPREAD                                                                 488,307.88

     (B)  EXTRA INTEREST                                                                394,239.90

     (C)  SPREAD ACCOUNT BALANCE                                                      2,648,540.39

     (D)  SPECIFIED SPREAD ACCOUNT REQUIREMENT                                        4,852,993.72


14.  (A)  WEIGHTED AVERAGE MATURITY                                                        222.868

     (B)  WEIGHTED AVERAGE SBA LOAN INTEREST RATE                                          10.571%


15.  (A)  SERVICING FEE FOR THE RELATED DUE PERIOD                                      169,254.10

     (B)  PREMIUM PROTECTION FEE FOR THE RELATED
          DUE PERIOD                                                                    146,713.95

     (C)  AMOUNTS TO BE DEPOSITED TO THE EXPENSE
          ACCOUNT                                                                         6,165.78


16.  AMOUNT OF REIMBURSEMENTS PURSUANT TO:
     (A)  SECTION  5.04 (b)                                                                   0.00

     (B)  SECTION  5.04 (c)                                                                   0.00

     (C)  SECTION  5.04 (d)(ii)                                                           3,254.54

     (D)  SECTION  5.04 (e)                                                                   0.00

     (E)  SECTION  5.04 (f)                                                             117,229.02


17.  (A)  CLASS A REMITTANCE RATE                                                           6.250%

     (B)  CLASS B REMITTANCE RATE                                                           6.730%

18. (A) AGGREGATE PRINCIPAL BALANCE OF THE SUBSEQUENT MORTGAGE
        LOANS PURCHASED DURING THE PRIOR DUE PERIOD                      15,924,568.32

    (B) AMOUNT ON DEPOSIT IN THE PRE-FUNDING ACCOUNT AS OF THE END OF
        SUCH DUE PERIOD                                                           0.00

19. OTHER INFORMATION AS REQUESTED

I, Harry Puglisi, Treasurer, represent that The Money Store Investment Corporation complied with section 6.09 of the Pooling and Servicing Agreement dated August 31, 1997 pertaining to Series 1997 - 1 in preparing the accompanying Servicer's Certificate.






THE MONEY STORE INVESTMENT CORPORATION






                     By: /s/ Harry Puglisi
                     ---------------------

                        HARRY PUGLISI
                          TREASURER